Schedule of Investments (unaudited)
December 31, 2025
 ClearBridge Global Infrastructure Income Fund
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 96.4%
Energy — 16.2%
Oil, Gas & Consumable Fuels — 16.2%
Enbridge Inc.	94,168	$4,506,178
ONEOK Inc.	34,684	2,549,274
South Bow Corp.	181,703	4,997,478
TC Energy Corp.	115,157	6,341,165
Williams Cos. Inc.	101,637	6,109,400

Total Energy		24,503,495
Industrials — 15.9%
Construction & Engineering — 3.0%
Vinci SA	31,783	4,471,331 (a)
Ground Transportation — 4.8%
Canadian National Railway Co.	45,817	4,531,462
Union Pacific Corp.	12,110	2,801,285
Total Ground Transportation		7,332,747
Transportation Infrastructure — 8.1%
Aena SME SA	188,530	5,267,691 (a)(b)
Aeroports de Paris SA	22,677	2,959,253 (a)
Atlas Arteria Ltd.	544,232	1,770,131 (a)
Enav SpA	422,193	2,333,201 (a)(b)
Total Transportation Infrastructure		12,330,276

Total Industrials		24,134,354
Utilities — 64.3%
Electric Utilities — 37.4%
Axia Energia	261,338	2,411,421 (a)
Cia Paranaense de Energia - Copel	1,459,151	3,480,073 (a)
Constellation Energy Corp.	9,017	3,185,436
Edison International	51,311	3,079,686
Emera Inc.	94,962	4,679,778
Enel SpA	428,708	4,457,421 (a)
Entergy Corp.	80,466	7,437,472
Iberdrola SA	240,872	5,215,697 (a)
NextEra Energy Inc.	46,602	3,741,209
OGE Energy Corp.	99,261	4,238,445
Portland General Electric Co.	60,182	2,888,134
Redeia Corp. SA	196,407	3,501,302 (a)
SSE PLC	286,648	8,403,922 (a)
Total Electric Utilities		56,719,996
Gas Utilities — 5.9%
APA Group	965,872	5,771,288 (a)
Snam SpA	478,706	3,180,941 (a)
Total Gas Utilities		8,952,229
Independent Power and Renewable Electricity Producers — 6.5%
Brookfield Renewable Corp.	154,701	5,931,236
Clearway Energy Inc., Class C Shares	116,058	3,860,089
Total Independent Power and Renewable Electricity Producers		9,791,325
See Notes to Schedule of Investments.

ClearBridge Global Infrastructure Income Fund 2025 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
December 31, 2025
 ClearBridge Global Infrastructure Income Fund
(Percentages shown based on Fund net assets)
Security		Shares	Value

Multi-Utilities — 7.6%
E.ON SE		298,478	$5,651,658 (a)
Engie SA		116,975	3,072,857 (a)
Public Service Enterprise Group Inc.		35,516	2,851,935
Total Multi-Utilities			11,576,450
Water Utilities — 6.9%
Pennon Group PLC		552,008	3,912,367 (a)
Severn Trent PLC		172,158	6,464,715 (a)
Total Water Utilities			10,377,082

Total Utilities			97,417,082
Total Common Stocks (Cost — $122,856,203)			146,054,931
	Rate
Preferred Stocks — 0.4%
Utilities — 0.4%
Electric Utilities — 0.4%
Axia Energia (Cost — $597,931)	—	68,329	612,499 *
Total Investments before Short-Term Investments (Cost — $123,454,134)			146,667,430

Short-Term Investments — 3.6%
Invesco Government & Agency Portfolio, Institutional Class (Cost — $5,444,250)	3.707%	5,444,250	5,444,250 (c)
Total Investments — 100.4% (Cost — $128,898,384)			152,111,680
Liabilities in Excess of Other Assets — (0.4)%			(624,408)
Total Net Assets — 100.0%			$151,487,272

*	Non-income producing security.
(a)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).
(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Rate shown is one-day yield as of the end of the reporting period.
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

ClearBridge Global Infrastructure Income Fund 2025 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
ClearBridge Global Infrastructure Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”). This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Global Infrastructure Income Fund 2025 Quarterly Report

Notes to Schedule of Investments (unaudited) (cont’d)
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Energy	$24,503,495	—	—	$24,503,495
Industrials	7,332,747	$16,801,607	—	24,134,354
Utilities	41,893,420	55,523,662	—	97,417,082
Preferred Stocks	612,499	—	—	612,499
Total Long-Term Investments	74,342,161	72,325,269	—	146,667,430
Short-Term Investments†	5,444,250	—	—	5,444,250
Total Investments	$79,786,411	$72,325,269	—	$152,111,680

*
As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

ClearBridge Global Infrastructure Income Fund 2025 Quarterly Report